Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2018 Earnings Results

NEW YORK, NY, May 8, 2018 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) today announced its financial results for the quarter ended March 31, 2018.

First Quarter 2018 Summary Highlights

•	New investments of $54.1 million

•	Net investment income of $8.6 million

•	First quarter net investment income of $0.418 per share

•	First quarter distribution of $0.355 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “Our strong first quarter results were driven by our successful pursuit of high-yielding senior-secured direct originations. This transaction activity validates our rigorous and dynamic approach to sourcing, which facilitates business development in less competitive areas of the lower mid-market at leverage levels consistent with our historical averages. Our focus on companies with limited cyclicality, high free cash flow conversion, and no binary outcome risk is a meaningful differentiator that has created value for our shareholders.”

Portfolio and Investment Activity

As of March 31, 2018, the fair value of WhiteHorse Finance’s investment portfolio was $467.7 million, compared with $440.7 million as of December 31, 2017. The portfolio at March 31, 2018 consisted of 48 positions across 34 companies with an average investment size of $9.7 million and a weighted average effective yield of 12.0%. The majority of the portfolio was comprised of senior secured loans, and these loans were substantially all variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well for a rising interest rate environment.

During the three months ended March 31, 2018, WhiteHorse Finance made investments in four new portfolio companies totaling $54.1 million. Gross proceeds from sales and repayments totaled $33.0 million for the quarter primarily driven by full repayment on three positions. In addition, WhiteHorse Finance refinanced two of its existing positions. The first, Clarus Commerce, LLC, was a net increase of $10.9 million (after taking into account refinancing proceeds of $6.0 million). The second was to Fluent, LLC which reduced the Company’s position by $13.2 million (after taking into account refinancing proceeds of $25.7 million). The Company remained highly selective in deploying new investments.

Results of Operations

For the three months ended March 31, 2018, net investment income was $8.6 million, compared with $6.5 million for the same period in the prior year, representing an increase of approximately 32.3%. The increase in net investment income was primarily attributable to an increase in fee income resulting from non-recurring prepayment and amendment fees as compared to the same period in the prior year.

For the three months ended March 31, 2018, WhiteHorse Finance reported net realized and unrealized gains on investments of $5.3 million. This compares with realized and unrealized gains on investments of $3.1 million for the three months ended March 31, 2017. The increase in net realized and unrealized gains on investments was primarily attributable to favorable fair value adjustments on an aggregate basis.

WhiteHorse Finance reported a net increase in net assets of $13.9 million for the three months ended March 31, 2018, which compares with a net increase of $9.6 million for the three months ended March 31, 2017.

WhiteHorse Finance’s net asset value was $293.5 million, or $14.30 per share, as of March 31, 2018, as compared with $287.0 million, or $13.98 per share, reported as of December 31, 2017.

Liquidity and Capital Resources

As of March 31, 2018, WhiteHorse Finance had cash and cash equivalents of $18.6 million, as compared with $38.9 million as of December 31, 2017, inclusive of restricted cash. As of March 31, 2018, the Company had $45.0 million of undrawn capacity under its revolving credit facility.

Distributions

On March 12, 2018, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2018, consistent for the twenty-second consecutive quarter since the Company’s IPO. The distribution was paid on April 2, 2018 to stockholders of record as of March 26, 2018.

Distributions are paid from taxable earnings and may include a return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter at 10:00 am ET on Tuesday, May 8, 2018. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #4386858. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 15, 2018. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #4386858. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $25 billion of capital under management(1) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1)	Based on total capital commitments managed by H.I.G. Capital and affiliates.

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2018	December 31, 2017
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$423,309	$404,434
Non-controlled affiliate company investments	44,433	36,246
Total investments, at fair value (amortized cost $470,309 and $448,522, respectively)	467,742	440,680
Cash and cash equivalents	11,992	35,219
Restricted cash and cash equivalents	6,580	3,717
Interest receivable	5,030	4,947
Receivables from investments sold	463	783
Prepaid expenses and other receivables	838	185
Total assets	$492,645	$485,531

Liabilities
Debt	$182,317	$182,122
Distributions payable	7,289	7,289
Management fees payable	7,736	7,848
Accounts payable and accrued expenses	1,064	701
Interest payable	562	527
Advances received from unfunded credit facilities	161	92
Total liabilities	199,129	198,579

Commitments and contingencies

Net assets
Common stock, 20,531,948 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	20	20
Paid-in capital in excess of par	302,292	302,292
Accumulated overdistributed net investment income	(5,495)	(6,784)
Accumulated net realized losses on investments	(734)	(734)
Accumulated net unrealized depreciation on investments	(2,567)	(7,842)
Total net assets	293,516	286,952
Total liabilities and total net assets	$492,645	$485,531

Number of shares outstanding	20,531,948	20,531,948
Net asset value per share	$14.30	$13.98

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2018	2017
Investment income
From non-controlled/non-affiliate company investments
Interest income	$13,763	$12,018
Fee income	2,192	767
From non-controlled affiliate company investments
Dividend income	650	790
Total investment income	16,605	13,575

Expenses
Interest expense	2,565	2,444
Base management fees	2,445	2,262
Performance-based incentive fees	2,144	1,631
Administrative service fees	175	134
General and administrative expenses	698	582
Total expenses	8,027	7,053
Net investment income	8,578	6,522

Realized and unrealized gains (losses) on investments
Net realized gains
Non-controlled/non-affiliate company investments	-	23
Net realized gains	-	23
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(2,911)	3,227
Non-controlled affiliate company investments	8,186	(143)
Net change in unrealized appreciation	5,275	3,084
Net realized and unrealized gains on investments	5,275	3,107
Net increase in net assets resulting from operations	$13,853	$9,629

Per Common Share Data
Basic and diluted earnings per common share	$0.68	$0.53
Dividends and distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	20,531,948	18,303,890

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2018

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00%	8.87%	03/27/23	12,500	$12,500	$12,500	4.26%
	(0.50% Floor)
Outcome Health
First Lien Secured Term Loan	L+ 9.50%	11.44%	12/22/21	11,298	10,457	9,716	3.31
	(1.00% Floor)	(3.00%PIK)
				23,798	22,957	22,216	7.57
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50%	11.27%	02/03/25	18,000	17,691	17,892	6.10
	(1.00% Floor)
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(4)	L+ 8.00%	9.89%	02/23/23	18,453	18,045	18,078	6.16
	(1.00% Floor)
First Lien Secured Revolving Loan(4)(7)	L+ 7.00%	11.75%	02/23/23	-	-	3	-
	(1.00% Floor)			18,453	18,045	18,081	6.16
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00%	9.89%	12/28/22	19,920	19,542	19,580	6.67
	(1.00% Floor)
Rural Media Group, Inc.
First Lien Secured Term Loan	L+ 6.75%	9.63%	12/29/22	7,133	6,998	7,008	2.39
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.75%	9.63%	12/29/22	-	-	4	-
	(1.00% Floor)
				27,053	26,540	26,592	9.06
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25%	9.91%	12/23/21	23,156	22,848	22,925	7.81
	(1.00% Floor)
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75%	11.63%	02/26/23	7,146	7,043	7,146	2.43
	(1.00% Floor)
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan(4)	L+ 8.50%	10.27%	04/28/22	11,576	11,303	11,381	3.88
	(1.00% Floor)
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 7.50%	9.39%	01/11/23	7,607	7,461	7,493	2.55
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.50%	11.25%	01/11/23	-	-	8	-
	(1.00% Floor)
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50%	11.25%	09/18/22	8,670	8,559	8,757	2.98
	(1.00% Floor)
				27,853	27,323	27,639	9.41

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2018

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50%	11.27%	09/30/20	8,500	$8,359	$8,350	2.84%
	(1.00% Floor)
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95%	12.25%	08/10/21	13,510	13,117	13,105	4.46
	(1.00% Floor)
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00%	12.78%	11/20/19	16,681	16,576	16,513	5.63
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Revolving Loan	L+ 11.00%	12.78%	11/20/19	5,132	5,090	5,080	1.73
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Delayed Draw Loan	L+ 11.00%	12.78%	11/20/19	4,834	4,796	4,785	1.63
	(1.00% Floor)	(1.00%PIK)
				40,157	39,579	39,483	13.45
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00%	10.50%	01/31/18	14,250	14,250	11,129	3.79
	(1.50% Floor)
Second Lien Secured Term Loan(8)	N/A	15.75%	07/31/18	1,028	1,025	119	0.04
		(2.00%PIK)
				15,278	15,275	11,248	3.83
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 8.62%	10.51%	03/09/23	17,100	16,899	16,895	5.76
	(1.00% Floor)
Internet Software & Services
London Trust Media Incorporated
First Lien Secured Term Loan	L+ 8.00%	9.77%	02/01/23	11,500	11,334	11,344	3.86
	(1.00% Floor)
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50%	11.29%	02/02/24	18,000	17,624	17,640	6.01
	(1.00% Floor)
				29,500	28,958	28,984	9.87
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02%	9.90%	05/05/22	12,994	12,754	12,994	4.43
	(1.00% Floor)
First Lien Last Out Secured Term Loan	L+ 12.00%	13.88%	05/05/22	4,813	4,724	4,813	1.64
	(1.00% Floor)
				17,807	17,478	17,807	6.07
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 9.00%	10.89%	01/10/23	4,171	4,092	4,004	1.36
	(1.00% Floor)	(2.00%PIK)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2018

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Incremental Term Loan	L+ 7.25%	9.55%	03/07/22	1,930	$1,912	$1,911	0.65%
	(1.00% Floor)
First Lien Initial Delayed Draw Loan(7)	L+ 7.25%	9.23%	03/07/22	2,658	2,633	2,629	0.90
	(1.00% Floor)
First Lien Initial Term Loan	L+ 7.25%	9.28%	03/07/22	131	131	130	0.04
	(1.00% Floor)
				4,719	4,676	4,670	1.59
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50%	9.68%	04/15/20	13,000	12,937	11,631	3.96
	(1.25% Floor)
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 11.50%	13.81%	12/27/18	25,000	24,926	23,125	7.88
	(1.00% Floor)
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+ 13.00%	14.69%	04/02/18	11,829	11,829	11,889	4.05
	(1.00% Floor)
				36,829	36,755	35,014	11.93
Research & Consulting Services
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 8.00%	9.70%	01/09/23	17,710	17,287	17,312	5.90
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 8.00%	9.70%	01/09/23	1,234	1,205	1,208	0.41
	(1.00% Floor)
				18,944	18,492	18,520	6.31
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 9.50%	11.48%	11/17/22	11,320	11,058	11,114	3.79
	(1.00% Floor)
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+ 9.00%	10.88%	07/01/20	19,000	18,921	18,999	6.47
	(1.25% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

March 31, 2018

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 11.25%	13.02%	06/25/20	25,000	$24,869	$24,500	8.35%
	(1.00% Floor)
Second Lien Secured Revolving Loan	L+ 11.25%	13.02%	06/25/20	5,000	4,974	4,900	1.67
	(1.00% Floor)
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75%	12.41%	03/09/22	20,000	19,714	20,000	6.81
	(1.00% Floor)
				50,000	49,557	49,400	16.83
Trucking
Sunteck / TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00%	11.12%	06/15/22	3,500	3,453	3,500	1.19
	(1.00% Floor)
Total Debt Investments				435,284	428,936	422,110	143.79

Equity Investments
Advertising
Cogint, Inc. (f/k/a IDI, Inc.)(4)(9)	N/A	N/A	12/08/25	187	560	467	0.16

Food Retail
Crews of California, Inc. Warrants (4)	N/A	N/A	12/31/24	-	-	6	0.00
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	-	131	0.04
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	-	131	0.04
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	-	131	0.04
				9	-	399	0.12

Internet Software & Services
Red Violet, Inc.(4)(9)	N/A	N/A	N/A	25	-	152	0.05

Other Diversified Financial Services
Aretec Group, Inc. (4)(5)(6)	N/A	N/A	N/A	536	20,693	25,141	8.57

RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	N/A	143	-	543	0.18
				679	20,693	25,684	8.75
Specialized Finance
NMFC Senior Loan Program I LLC Units (4)(5)(6)	N/A	N/A	06/13/20	20,000	20,120	18,750	6.39

Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	-	-	180	0.06

Total Equity Investments				20,900	41,373	45,632	15.53

Total Investments				456,184	$470,309	$467,742	159.32%

(1) Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2) The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 1.9%, 2.0% and 2.3%, respectively, as of March 31, 2018. The Prime was 4.8% as of March 31, 2018.

(3) The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4) The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5) Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 81% of total assets as of the date of the consolidated schedule of investments.

(6) Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7) The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of March 31, 2018.

(8) The investment is on non-accrual status.

(9) The fair value of the investment was determined using observable inputs.

(10) Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs.

Contacts

WhiteHorse Finance, Inc.

Stuart Aronson, 212-506-0500

saronson@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Edward J. Giordano, 305-379-2322

egiordano@higwhitehorse.com

or

Prosek Partners

Sean Silva, 646-493-9632

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.